Exhibit 10.126

A.N.: 130339

AMD_00126443.0

AMENDMENT

Date of Amendment: April 15, 2014

AMENDMENT (this “Amendment”) to that certain Amendment (MSCI reference number AMD_00119879.0) dated January 23, 2014 (the “Modification”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Modification or the Agreement, as the case may be.

1.	Section 2 of the Modification is hereby deleted in its entirety and replace with the following:

Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Funds (each, an “IMI ETF” and each IMI ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares Core MSCI Europe ETF
•	iShares Core MSCI Pacific ETF

Or such other names as agreed by Licensee and MSCI in writing.

The IMI ETFs shall be exchange traded funds listed on a national securities exchange located in the United States.

2.	This Amendment is intended to amend and operate in conjunction with the Modification and Agreement, and together this Amendment, the Modification and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that this Amendment conflicts with the Modification or the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Modification, the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI Inc.

By	/s/ Paul C. Lohrey	By	/s/ David Kinzelberg

Name	PAUL C. LOHREY	Name	DAVID KINZELBERG

(printed)

Title	MANAGING DIRECTOR	Title	EXECUTIVE DIRECTOR

Date	APRIL 16, 2014	Date